Exhibit 10.2

Consent of Independent Public Accounting Firm

The Board of Directors

Atrium European Real Estate Limited:

We consent to the incorporation by reference in the registration statement (No. 333-188107) on Form F-3 of Gazit-Globe Ltd of our report dated March 12, 2014, with respect to the consolidated statements of financial position of Atrium European Real Estate Limited and subsidiaries as of December 31, 2013 and 2012, and the related consolidated income statements, consolidated statements of comprehensive income, consolidated cash flow statements, and consolidated statements of changes in equity for each of the years in the two year period ended December 31, 2013; as well as our report dated March 12, 2013, with respect to the consolidated statements of financial position of Atrium European Real Estate Limited and subsidiaries as of December 31, 2012 and 2011, and the related consolidated income statements, consolidated statements of comprehensive income, consolidated cash flow statements, and consolidated statements of changes in equity for each of the years in the two year period ended December 31, 2012, which reports appear in the December 31, 2013 annual report on Form 20-F of Gazit-Globe Ltd.

KPMG Channel Islands Limited

Jersey, Channel Islands

April 16, 2014